                                                                EXHIBIT h(39)(h)

                                 AMENDMENT NO. 7
                             PARTICIPATION AGREEMENT

     The Participation Agreement (the "Agreement"), dated July 27, 1998, by and among AIM Variable Insurance Funds, Inc., a Maryland corporation, A I M Distributors, Inc., a Delaware corporation, First Allmerica Financial Life Insurance Company, a Delaware life insurance company and Allmerica Investments, Inc., is hereby amended as follows:

     Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   SCHEDULE A

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           FUNDS AVAILABLE UNDER                       SEPARATE ACCOUNTS                            POLICIES FUNDED BY THE
               THE POLICIES                           UTILIZING THE FUNDS                             SEPARATE ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
                                                          SERIES I SHARES
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Aggressive Growth Fund                   Separate Account FUVUL                   ValuePlus Assurance (First Union)
                                                  ---------------------------------------------------------------------------------
AIM V.I. Blue Chip Fund                           Separate Account VA-P                    Pioneer Vision; Pioneer C-Vision;
AIM V.I. Capital Appreciation Fund                                                         Pioneer XtraVision; Pioneer No-Load
                                                  ---------------------------------------------------------------------------------
AIM V.I. Dent Demographic Trends Fund             Separate Account VA-K (Delaware)         Delaware Medallion; Delaware Golden
                                                                                           Medallion;
                                                  ---------------------------------------------------------------------------------
AIM V.I. Growth Fund                              Separate Account VA-K                    Agency C-Shares; ExecAnnuity;
AIM V.I. High Yield Fund                                                                   Annuity Scout; Fund Quest; Allmerica
AIM V.I. International Growth Fund                                                         Immediate Advantage ("IVA")
                                                  ---------------------------------------------------------------------------------
AIM V.I. Premier Equity Fund                      Allmerica Select Separate Account        Select Reward; Secondary Acclaim, Select
                                                                                           Resource, Select Charter
                                                  ---------------------------------------------------------------------------------
                                                  Allmerica Select Separate Account II     Select Life, Select Single Premium
                                                                                           Life, Select VUL 2001
                                                  ---------------------------------------------------------------------------------
                                                  Separate Account SPVL                    Select III
------------------------------------------------------------------------------------------------------------------------------------
                                                        SERIES II SHARES
------------------------------------------------------------------------------------------------------------------------------------

AIM V.I. Basic Value Fund                         Separate Account IMO                     Allmerica Select Life Plus; Allmerica VUL
AIM V.I. Capital Development                                                               2001; VUL 2001 Survivorship
 Fund
                                                  ---------------------------------------------------------------------------------
                                                  Separate Account SPVL                    Select SPL II
                                                  ---------------------------------------------------------------------------------
                                                  Inheiritage Account                      Select Inheiritage
                                                  ---------------------------------------------------------------------------------
                                                  Separate Account VA-K                    ExecAnnuity Plus; Allmerica Advantage;
                                                                                           Allmerica Immediate Advantage; Premier
                                                                                           Choice
                                                  ---------------------------------------------------------------------------------
                                                  Allmerica Select Separate Account        Select Charter; Select Reward; Select
                                                                                           Resource (I & II); Select Acclaim
------------------------------------------------------------------------------------------------------------------------------------

     All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

Effective Date: May 1, 2002

                                          AIM VARIABLE INSURANCE FUNDS INC.

Attest: /s/ Nancy L. Martin               By: /s/ Carol F. Relihan
       ------------------------------         ----------------------------------
Name:  Nancy L. Martin                    Name:  Carol F. Relihan
Title: Assistant Secretary                Title: Senior Vice President

(SEAL)

                                          A I M DISTRIBUTORS, INC.

Attest: /s/ Nancy L. Martin               By: /s/ Michael J. Cemo
       ------------------------------         ----------------------------------
Name:  Nancy L. Martin                    Name:  Michael J. Cemo
Title: Assistant Secretary                Title: President

(SEAL)

                                          FIRST ALLMERICA FINANCIAL LIFE
                                          INSURANCE COMPANY

Attest: /s/ [ILLEGIBLE]                   By: /s/ Mark A. Hug
       ------------------------------         ----------------------------------
Name:                                     Name:  Mark A. Hug
Title:                                    Title: Vice President

(SEAL)

                                          ALLMERICA INVESTMENTS, INC.

Attest: /s/ Karen Harrington              By:  /s/ William F. Monroe Jr.
       ------------------------------          ---------------------------------
Name:  Karen Harrington                   Name:  William F. Monroe Jr.
Title:                                    Title: President

(SEAL)

                                        2